UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2019
___________________________________________________
ARISTA NETWORKS, INC.
(Exact name of registrant as specified in its charter)
___________________________________________________

Delaware	001-36468	20-1751121
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5453 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices) (Zip Code)

(408) 547-5500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ANET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 7.01     REGULATION FD DISCLOSURE

On December 31, 2019, Manuel Rivelo, the Chief Customer Officer of Arista Networks, Inc. (the “Company”), informed the Company that he will voluntarily resign his position effective on January 2, 2020. Mr. Rivelo will remain available to the Company in an advisory capacity to assist with the transition of his responsibilities and other related matters.

Effective on January 2, 2020, Chris Schmidt will be promoted to Senior Vice President, World Wide Sales and Ashwin Kohli will be promoted to Senior Vice President, Customer Engineering. Messrs. Schmidt and Kohli will report to Anshul Sadana, the Company’s Chief Operating Officer.

The information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

ITEM 2.02	Results of Operations and Financial Condition
On January 2, 2020, Arista Networks, Inc. (the “Company”) announced that it is reaffirming its revenue guidance for the fourth quarter of 2019 of $540 to $560 million as set forth in its press release dated October 31, 2019.
This information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
This Form 8-K contains “forward-looking statements” regarding revenue for the fourth quarter of fiscal 2019. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause actual results, performance or achievements to differ materially from those anticipated in or implied by the forward-looking statements including risks associated with: currently unknown issues and adjustments that arise during the normal course of completion of the audit of our fiscal 2019 financial statements, the Company’s limited operating history; the Company’s rapid growth; the Company’s customer concentration; the evolution and growth of the cloud networking market and the adoption by end customers of the Company’s cloud networking solutions; changes in our customers’ demand for our products and services; requests for more favorable terms and conditions from our large end customers; declines in the sales prices of our products and services; customer order patterns or customer mix; the timing of orders and manufacturing and customer lead times; increased competition in our products and service markets; dependence on the introduction and market acceptance of new product offerings and standards including our 400G products as well as our campus and WiFi products; the benefits and impact of acquisitions; rapid technological and market change; the Company’s revenue growth rate; and general market, political, economic and business conditions. Additional risks and uncertainties that could affect the Company can be found in the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 1, 2019, and other filings that the company makes to the SEC from time to time. You can locate these reports through our website at https://investors.arista.com/ and on the SEC’s website at https://www.sec.gov/. All forward-looking statements in this press release are based on information available to the company as of the date hereof and Arista Networks disclaims any obligation to publicly update or revise any forward-looking statement to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARISTA NETWORKS, INC.

January 2, 2020	/s/ ITA BRENNAN
Ita Brennan
Chief Financial Officer
(Principal Accounting and Financial Officer)